Liabilities related to business combinations and to non-controlling interests	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Liabilities related to business combinations and to non-controlling interests	Liabilities related to business combinations and to non-controlling interests
For a description of the nature of the liabilities reported in the line item Liabilities related to business combinations and to non-controlling interests, refer to Note B.8.5. The principal acquisitions are described in Notes D.1. and D.2.
The liabilities related to business combinations and to non-controlling interests shown in the table below are level 3 instruments under the IFRS 7 fair value hierarchy (see Note D.12.).
Movements in liabilities related to business combinations and to non-controlling interests are shown below:

(€ million)	Bayer contingent consideration arising from the acquisition of Genzyme	MSD contingent consideration (European Vaccines business)	Shire contingent consideration arising from the acquisition of Translate Bio	Contingent consideration arising from acquisition of Amunix	Other	Total(a)
Balance at January 1, 2020	156	385	—	—	259	800
Payments made	(42)	(78)	—	—	(2)	(122)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(b)	9	9	—	—	(53)	(35)
Other movements	(8)	—	—	—	(2)	(10)
Currency translation differences	(11)	(4)	—	—	(13)	(28)
Balance at December 31, 2020	104	312	—	—	189	605
New transactions(c)	—	—	323	—	37	360
Payments made(d)	(31)	(75)	—	—	(152)	(258)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(b)	(18)	26	19	—	(31)	(4)
Other movements	—	—	—	—	(14)	(14)
Currency translation differences	4	6	12	—	3	25
Balance at December 31, 2021	59	269	354	—	32	714
New transactions	—	—	—	156	—	156
Payments made	(29)	(79)	—	—	(28)	(136)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount)(b)	(9)	14	2	(2)	—	5
Other movements	—	—	—	—	—	—
Currency translation differences	5	—	24	11	—	40
Balance at December 31, 2022	26	204	380	165	4	779
(a)    Portion due after more than one year: €674 million as of December 31, 2022 (€577 million as of December 31, 2021 and €387 million as of December 31, 2020); portion due within less than one year: €105 million as of December 31, 2022 (€137 million as of December 31, 2021 and €218 million as of December 31, 2020).
(b)    Amounts reported within the income statement line item Fair value remeasurement of contingent consideration, and mainly comprising unrealized gains and losses.
(c)    Mainly corresponds to the recognition of the Shire Human Genetic Therapies Inc. (Shire) contingent consideration liability of $382 million resulting from the acquisition of Translate Bio in September 2021.
(d)    The “Other” column mainly relates to the contingent consideration liability due to True North Therapeutics as a result of Sanofi's acquisition of Bioverativ which was settled in the first half of 2021.

As of December 31, 2022, Liabilities related to business combinations and to non-controlling interests mainly comprised:
•the Bayer contingent consideration liability arising from Sanofi's acquisition of Genzyme in 2011. As of December 31, 2022, Bayer was still entitled to receive the following potential payments:
–a percentage of sales of alemtuzumab up to a maximum of $1,250 million or over a maximum period of 10 years, whichever is achieved first,
–milestone payments subject to the attainment of specified levels of worldwide sales of alemtuzumab beginning in 2021.
The fair value of this liability was measured at €26 million as of December 31, 2022, compared with €59 million as of December 31, 2021 and €104 million as of December 31, 2020. The fair value of the Bayer liability is determined by applying the contractual terms to sales projections which have been weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Bayer liability would increase by approximately 1%;
•the MSD contingent consideration liability arising from the 2016 acquisition of the Sanofi Pasteur activities carried on within the former Sanofi Pasteur MSD joint venture, which amounted to €204 million as of December 31, 2022, €269 million as of December 31, 2021 and €312 million as of December 31, 2020 (see Note D.12.). The fair value of this contingent consideration is determined by applying the royalty percentage stipulated in the contract to discounted sales projections. If the discount rate were to fall by one percentage point, the fair value of the MSD contingent consideration liability would increase by approximately 1%;
•a contingent consideration liability towards Shire Human Genetic Therapies Inc. (Shire) arising from Sanofi's acquisition of Translate Bio in September 2021. In a December 2016 business combination predating the acquisition of control by Sanofi, Translate Bio (then called Rana Therapeutics, Inc.) acquired from Shire the intellectual property rights relating to the latter's Messenger RNA Therapeutics (MRT) program. As of December 31, 2022, Shire was entitled to receive the following potential payments:
–milestone payments contingent on the launch of products based on MRT technology, and on the attainment of a specified level of sales of those products, and
–a percentage of sales of those products.
The fair value of the Shire liability was measured at €380 million as of December 31, 2022, compared with €354 million as of December 31, 2021; it was determined by applying the contractual terms to development and sales projections which were weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Shire liability would increase by approximately 13%;
•the contingent consideration liability arising from the 2022 acquisition of Amunix. The fair value of the liability is determined on the basis of the nominal value of payments due subject to the attainment of specified development milestones; these are weighted to reflect the probability of success, and discounted. The liability was measured at €165 million as of December 31, 2022. If the discount rate were to fall by one percentage point, the fair value of the liability would increase by approximately 1%.
The table below sets forth the maximum amount of contingent consideration payable in respect of already-marketed products:

December 31, 2022	Total	Payments due by period
(€ million)		Less than 1 year	From 1 to 3 years	From 3 to 5 years	More than 5 years
Commitments relating to contingent consideration in connection with business combinations(a)	604	104	145	—	355
(a) Includes €0.4 billion for the Bayer contingent consideration, €0.2 billion for the MSD contingent consideration.
The nominal amount of contingent consideration was €689 million as of December 31, 2021 and €1,043 million as of December 31, 2020.